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                                                                   EXHIBIT 10.40



                                 PROMISSORY NOTE


$1,200,000.00                                                       June 9, 2000


FOR VALUE RECEIVED, the undersigned, Wareforce Incorporated, a California corporation and Wareforce.com, Inc. (collectively "Wareforce" or "Buyer"), jointly and severally promise to pay to the order of Deutsche Financial Services Corporation (hereinafter "DFS", "Seller" or "Lender") its successors and assigns, at 655 Maryville Centre Drive, St. Louis, Missouri 63141, Attention:
Martha Peters or at such other place as the holder hereof may designate in writing, in lawful money of the United States of America, the principal sum of ONE MILLION TWO HUNDRED THOUSAND DOLLARS AND NO CENTS ($1,200,000.00), with interest from the date hereof at an annual rate of



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interest equal to the prime rate (as published in Investors Business Daily)
minus 1% per annum as the stated prime rate of interest ("Prime Rate") adjusted on the first day of each month for any prime rate change during the preceding month (hereafter an "Adjustment Date").

        Commencing on October 1, 2000, and on the first day of each month thereafter and continuing for 23 additional months until paid in full and unless paid in full sooner, there shall be due and payable monthly installments of principal plus accrued interest. Principal shall be repaid in 24 equal payments of $25,000.00 each beginning October 1, 2000 and continuing monthly thereafter with the last payment due September 1, 2002 plus an additional eight quarterly payments of $75,000 beginning February 1, 2001 and continuing quarterly thereafter with the last additional payment due October 1, 2002. Interest shall be calculated on the outstanding principal balance and shall be due monthly beginning October 1, 2000 with payments due on the first day of each month thereafter until the note is paid in full. Repayment of this Note shall be adjusted as follows:

        i) Payment of the Note will be based on the assets acquired by Wareforce Incorporated from DFS as defined in the Bill of Sale dated the date hereof (the "Purchased Assets") and Wareforce achieving at least the average quarterly gross profit of $2,250,000 during each quarterly period beginning October 1, 2000 and each subsequent quarter thereafter. Gross Profit is defined as Net Revenue minus all Cost of Goods Sold and Cost of Services provided, as defined by Generally Accepted Accounting Principles ("GAAP") applied on a consistent basis with Pacific Online Computers, Inc.'s ("PO") computation of Gross Profit for the month of April 2000 and concurred upon by Buyer's independent auditors, with Seller having the right to audit such computation. "Business Assets" as used below is defined as that business of PO from the existing customers of PO and all future customers obtained from the existing and subsequent employees and all business generated out of the existing, or subsequent offices of PO.

        ii) If the Business Assets acquired by Buyer from Seller generate less than $2,250,000 but at least $2,137,500 of Gross Profit in a given quarter, then Buyer will be given a credit of $75,000 effective on the first day of the second month of the subsequent quarter.

        iii) If the Business Assets acquired by Buyer from Seller generate less than $2,137,500 but at least $2,025,000 Gross Profit in a



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given quarter then the Buyer will be given a credit of $112,500 effective on the first day of the second month of the subsequent quarter.

        iv) If the Business Assets acquired by Buyer from Seller generate less than $2,025,000 of Gross Profit in a given quarter then the Buyer will be given a credit of $150,000 effective on the first day of the second month of the subsequent quarter.

        Any credits or adjustments in this note based on the foregoing can be applied, when received or earned to the outstanding principal balance of this note or applied to subsequent principal payments required under this note at the sole discretion of the Buyer.

        There shall be no penalty for prepayment.

               If payment of any installment of principal and interest is not paid when due hereunder, or upon the occurrence of any event of default (such event hereinafter an "Event of Default"), then Lender or any holder hereof shall have the right and option to declare the unpaid principal balance and accrued interest hereunder immediately due and payable, without notice.

        Time shall be of the essence in the payment of any sums due hereunder and the performance of any covenants or agreements contained herein.

        Acceptance of any payment in an amount less than the amount due shall be deemed an acceptance on account only, and the failure to pay the entire amount then due shall be and continue to be an Event of Default under this Note.

        Upon any Event of Default, neither the failure of the holder to promptly exercise its right to declare the outstanding principal balance and accrued unpaid interest hereunder to be immediately due and payable, nor the failure of the holder to demand strict performance of any obligation of any person who may be liable hereunder shall constitute a waiver of any such rights. In addition, any waiver of any rights, which shall be given by the holder, must and shall be in writing, and signed by the holder and then shall be enforceable only to the extent specifically set forth in writing. Waiver with reference to one event shall not be construed as continuing or as a bar to or a waiver of any right or remedy as to a subsequent event.

        The remedies of the holder, as provided herein and by law are not exclusive and shall be cumulative and concurrent and may be pursued singly, successively, or together, at the sole discretion of the holder and may be



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exercised as often as the occasion therefore shall occur; and the failure to exercise any such right or remedy shall in no event be construed as a waiver or release thereof.

        The undersigned and all endorsers or any other person who may be liable hereunder, hereby jointly and severally waive presentment for payment, demand, notice of nonpayment, notice of protest and protest of this Note, diligence in collection or bringing suit, and all endorsers or any other person who may be liable hereunder consent to any and all extensions of time, renewals, waivers or modifications that may be granted by the holder with respect to payment or other provisions of this Note.

        The undersigned, its successors or assigns, shall pay on demand all costs and expenses, including reasonable attorney's fees, incurred by the holder in enforcing collection of the indebtedness evidenced by this Note.

        Notwithstanding any provision in this Note to the contrary, nothing herein or therein shall be construed so as to permit or require the payment of interest in excess of the highest rate of interest permitted to be charged in connection with the laws of the State of California. In the event that the interest in excess of such maximum rate of interest is received, then such excess shall be automatically applied to the principal balance due hereunder.

        The laws of the State of California shall govern this Note.

        IN WITNESS WHEREOF, the undersigned has executed this Note the day and year first written above.



                                      WAREFORCE INCORPORATED

                                      /s/ Dan Ricketts
                                      ------------------------------------------
                                      Name: Dan Ricketts
                                      Title: Vice President, General Counsel and
                                      Secretary


                                      WAREFORCE.COM, INC.


                                      /s/ Dan Ricketts
                                      ------------------------------------------
                                      Dan Ricketts
                                      Senior Vice President, General Counsel and
                                      Secretary